EXHIBIT 99.1

JOINT FILING AGREEMENT

We, the undersigned, hereby express our agreement that the attached Schedule 13G (or any amendments thereto) relating to the Class A Common Stock of ServiceTitan, Inc. is filed on behalf of each of us.

Dated: February 14, 2024

BATTERY VENTURES XI-A, L.P.

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

BATTERY VENTURES XI-B, L.P.

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

BATTERY INVESTMENT PARTNERS XI, LLC

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

BATTERY PARTNERS XI, LLC

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

BATTERY VENTURES XI-A SIDE FUND, L.P.

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

BATTERY VENTURES XI-B SIDE FUND, L.P.

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

BATTERY PARTNERS XI SIDE FUND, LLC

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

BATTERY VENTURES SELECT FUND I, L.P.

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

BATTERY PARTNERS SELECT FUND I, L.P.

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

BATTERY INVESTMENT PARTNERS SELECT FUND I, L.P.

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

BATTERY PARTNERS SELECT FUND I GP, LLC

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

NEERAJ AGRAWAL

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

MICHAEL M. BROWN

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

MORAD ELHAFED

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

JESSE FELDMAN

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

RUSSELL L. FLEISCHER

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

ROGER H. LEE

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

CHELSEA R. STONER

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

DHARMESH THAKKER

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

SCOTT R. TOBIN

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact